UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 1, 2013

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
 (Address of principal executive offices and internet site)

(585) 546-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

As previously disclosed, Home Properties, Inc. (the “Company”) has had an ongoing offering of its common stock, par value $.01 (the “Common Stock”) pursuant to its Dividend Reinvestment and Direct Stock Purchase Plan, as amended and restated (the “Plan”).  In addition, the Company has an ongoing offering of Common Stock by certain holders of units of limited partnership interest under the partnership agreement of the Company’s subsidiary Home Properties, L.P.  Under the partnership agreement, such holders (the “Selling Shareholders”) are entitled to exchange their interests for shares of Common Stock and to have the resale of that Common stock registered.  The interests were issued to the Selling Shareholders in connection with five acquisitions of apartment communities owned by them on October 4, 2006, February 15, 2007, March 28, 2007, November 1, 2007, and June 17, 2010.

Under the requirements of the Securities and Exchange Commission, companies are required to file new registration statements for ongoing offerings every three years.  On February 28, 2013, the Company filed a new shelf registration statement on Form S-3 (No. 333-186939) (the “Registration Statement”) covering its common stock, preferred stock and debt which may be offered from time to time.  On March 1, 2013, the Company filed two prospectus supplements to the Registration Statement covering 2,912,342 shares of Common Stock issuable in the future to participants in the ongoing Plan, either from newly issued or treasury shares, and the resale by the Selling Shareholders of up to 819,832 shares of Common Stock.

A copy of the Plan is filed herewith and incorporated herein by reference as Exhibit 10.1.

The shares of Common Stock to be issued under the Plan and to the Selling Shareholders were previously registered and remain unsold under the Company’s prior registration statement on Form S-3 (No. 333-165165).

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

5.3
Opinion of Nixon Peabody LLP with respect to shares of common stock issuable under the Seventh Amended and Restated Dividend and Direct Stock Purchase Plan, as Exhibit 5.3 of Registration Statement on Form S-3, No. 333-186939.

5.4	Opinion of Nixon Peabody LLP with respect to shares of common stock to be sold by certain selling shareholders, as Exhibit 5.4 of Registration Statement on Form S-3, No. 333-186939.

10.1
Seventh Amended and Restated Dividend Reinvestment and Direct Stock Purchase Plan (incorporated by reference to Exhibit 10.1 to Form 8-K filed on September 28, 2006), as Exhibit 10.1 of Registration Statement on Form S-3, No. 333-186939.

23.3         Consent of Nixon Peabody LLP (included in Exhibit 5.3).

23.4         Consent of Nixon Peabody LLP (included in Exhibit 5.4).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 1, 2013                                                      HOME PROPERTIES, INC.
    (Registrant)

By:           /s/ David P. Gardner
David P. Gardner
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
5.3
Opinion of Nixon Peabody LLP with respect to shares of common stock issuable under the Seventh Amended and Restated Dividend and Direct Stock Purchase Plan, as Exhibit 5.3 of Registration Statement on Form S-3, No. 333-186939.

5.4	Opinion of Nixon Peabody LLP with respect to shares of common stock to be sold by certain selling shareholders, as Exhibit 5.4 of Registration Statement on Form S-3, No. 333-186939.
10.1
Seventh Amended and Restated Dividend Reinvestment and Direct Stock Purchase Plan (incorporated by reference to Exhibit 10.1 to Form 8-K filed on September 28, 2006), as Exhibit 10.1 of Registration Statement on Form S-3, No. 333-186939.

23.3	Consent of Nixon Peabody LLP (included in Exhibit 5.3).
23.4	Consent of Nixon Peabody LLP (included in Exhibit 5.4).